EXHIBIT 1

JOINT FILING AGREEMENT
PURSUANT TO RULE 13D-1(k)(1)

The undersigned acknowledge and agree that the foregoing statement on Schedule 13G (Amendment No. 3) is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13G (Amendment No. 3) shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him, her or it contained herein, but shall not be responsible for the completeness and accuracy of the information concerning the other entities or persons, except to the extent that he, she or it knows or has reason to believe that such information is inaccurate.

Dated as of February 8, 2024

VINCI CAPITAL GESTORA DE RECURSOS LTDA.

By:	/s/Carlos Eduardo Martins
Name: Carlos Eduardo Martins
Title: Director

By:	/s/Gabriel Felzenszwalb
Name: Gabriel Felzenszwalb
Title: Director

[Signature Page to Joint Filing Agreement (Schedule 13G) (Amendment No. 3)]

CUSIP No. G9440D103	SCHEDULE 13G (AMENDMENT NO. 3)

VINCI CAPITAL PARTNERS II J BETA FUNDO DE INVESTIMENTO EM PARTICIPAÇÕES MULTIESTRATÉGIA

By:	/s/Carlos Eduardo Martins
Name: Carlos Eduardo Martins
Title: Director

By:	/s/Gabriel Felzenszwalb
Name: Gabriel Felzenszwalb
Title: Director

[Signature Page to Joint Filing Agreement (Schedule 13G) (Amendment No. 3)]

CUSIP No. G9440D103	SCHEDULE 13G (AMENDMENT NO. 3)

AGRESTI INVESTMENTS LLC

By:	/s/Carlos Eduardo Martins
Name: Carlos Eduardo Martins
Title: Director

By:	/s/Gabriel Felzenszwalb
Name: Gabriel Felzenszwalb
Title: Director

[Signature Page to Joint Filing Agreement (Schedule 13G) (Amendment No. 3)]

CUSIP No. G9440D103	SCHEDULE 13G (AMENDMENT NO. 3)

BOTTICELLI INVESTMENTS LLC

By:	/s/Carlos Eduardo Martins
Name: Carlos Eduardo Martins
Title: Director

By:	/s/Gabriel Felzenszwalb
Name: Gabriel Felzenszwalb
Title: Director

[Signature Page to Joint Filing Agreement (Schedule 13G) (Amendment No. 3)]

CUSIP No. G9440D103	SCHEDULE 13G (AMENDMENT NO. 3)

CARAVAGGIO INVESTMENTS LLC

By:	/s/Carlos Eduardo Martins
Name: Carlos Eduardo Martins
Title: Director

By:	/s/Gabriel Felzenszwalb
Name: Gabriel Felzenszwalb
Title: Director

[Signature Page to Joint Filing Agreement (Schedule 13G) (Amendment No. 3)]

CUSIP No. G9440D103	SCHEDULE 13G (AMENDMENT NO. 3)

RAFFAELLO INVESTMENTS LLC

By:	/s/Carlos Eduardo Martins
Name: Carlos Eduardo Martins
Title: Director

By:	/s/Gabriel Felzenszwalb
Name: Gabriel Felzenszwalb
Title: Director

[Signature Page to Joint Filing Agreement (Schedule 13G) (Amendment No. 3)]